FIRST AMENDED
                           LOAN MODIFICATION AGREEMENT


      This FIRST AMENDED LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into as of this 20th day of June, 1997, by and between Value Partners, Ltd., a Texas Limited Partnership, ("Lender"), Telenational Communications, Inc., a Delaware Corporation ("TCI"), Telenational Communications Limited Partnership, a Nebraska Limited Partnership, (Telenational") and WorldPort Communications, Inc. ("WorldPort") (WorldPort and TCI shall be referred to collectively herein as "Borrowers").

                                 R E C I T A L S

A. On or about November 8, 1995, Telenational executed as Maker that certain Unsecured Senior Promissory Note (the "Original Note") in the principal sum of Eight Hundred Fifty Thousand and no/l00ths Dollars ($850,000.00) to Aden Enterprises, Inc., d/b/a ECDI, Inc., as Payee ("Aden"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference. The Original Note was pledged and assigned by Aden to the Lender and acquired at public sale by the Lender pursuant to that certain Amended and Restated Pledge Agreement executed by Aden in favor of the Lender and dated as of December 8, 1995. Telenational defaulted on the Original Note.

B. As a condition to and in consideration of the Lender forbearing from the exercise of its right of immediate collection of the Original Note, and of the Lender restructuring, reinstating, renewing, and extending the Original Note to Telenational in the amount of $850,000.00, Telenational agreed (i) to enter into that certain Loan Modification Agreement dated as of March 20, 1997 (the
"Telenational Loan Agreement"), a copy of which is attached hereto as Exhibit "B" and by this reference incorporated herein, (ii) to enter into and execute that certain Amended and Restated Promissory Note dated as of March 20, 1997 (the "Telenational Note"), a copy of which is attached hereto as Exhibit "C" and by this reference incorporated herein, and (iii) to enter into that certain Pledge and Security Agreement dated as of March 20, 1997 (the "Telenational Pledge Agreement"), a copy of which is attached hereto as Exhibit "D" and by this reference incorporated herein, pursuant to which certain collateral as described therein was and continues to be pledged by Telenational to Lender. The Telenational Loan Agreement, Telenational Note, the Telenational Pledge Agreement and all related documents, including Financing Statements are referred to herein as the "Telenational Documents".

C. On or about April 23, 1997, WorldPort , entered into an agreement with Telenational pursuant to which TCI, as assignee of WorldPort, is to acquire certain of the assets (the "Acquired Assets") and the business enterprise of Telenational, which Acquired Assets are pledged by Telenational to Lender pursuant to the Telenational Documents. As a condition to that transfer, Telenational is required to obtain the consent of Lender to such transfer, given that absent such consent, Telenational will be in default of the Telenational Documents. Lender will consent so long as TCI and WorldPort enter into this

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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 1
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Agreement and among other matters, execute, as joint and several obligors, those
documents  defined  herein  as  the  Loan  Documents,  affirming,   reinstating,
restating, replacing, renewing and amending the Telenational Loan Documents and continuing the security interest of Lender in the Collateral, as that term is defined in the Pledge Agreement. As partial consideration for the agreements contained herein, Lender agrees to release its security interest in the Pledged Securities, as that term is defined in the Telenational Pledge Agreement, pursuant to the terms of this Agreement.

D. As of June 19, 1997, the principal amount of the Telenational Note is $762,278.06 and accrued, unpaid interest is $15,880.79, as calculated pursuant to the terms of the Telenational Note.


                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lender, Telenational and Borrowers agree:

      1. Obligations of Borrowers. In consideration of the Lender restructuring, restating, reinstating, renewing and extending the Telenational Note and the Telenational Pledge Agreement and consenting to the acquisition by TCI of the Acquired Assets, subject to the lien granted Lender in the Telenational Documents, as modified herein, Borrowers shall execute as joint and several obligors documents amending, restating, reinstating, renewing and extending the Telenational Documents, as modified, and agree that the Telenational Loan Agreement, the Telenational Note and the Telenational Pledge Agreement shall be restructured as set forth in this Agreement, in that certain Second Amended and Restated Senior Secured Promissory Note (the "Note") executed by Borrowers in favor of Lender, a copy of which is attached hereto as Exhibit "E" and by this reference incorporated herein, in that certain First Amended Pledge and Security Agreement executed by Borrowers and the Lender (the "Pledge Agreement"), a copy of which is attached hereto as Exhibit "F" and by this reference incorporated herein and in related documents including those necessary to continue Lender's security interest in the Collateral in a form acceptable to Lender. This Agreement, the Note, the Pledge Agreement and all documents executed in relation to this transaction, and all other documents as set forth in and including that certain Notice and Certification of No Oral Agreements, a copy of which is attached hereto as Exhibit G and incorporated herein by reference, shall be referred to herein as the "Loan Documents". All obligations of Borrowers to Lender arising pursuant to the Loan Documents shall be referred to herein as the "Indebtedness".

      2. References in Loan Documents. All references in the Loan Documents to the Note, the Pledge Agreement, and the Financing Statements shall henceforth include references to the Note, the Pledge Agreement, and the Financing
Statements as such documents are modified, extended, reinstated, replaced, amended and renewed hereby, and as such documents may, from time to time, be further amended, modified, extended, reinstated, renewed, and/or increased.

      3. Execution of Documents. Subject to the terms and conditions set forth herein, Borrowers will execute in favor of Lender the Note, the Pledge Agreement, documents necessary to amend the Financing Statements and the Notice of No Oral Agreements, together with any other documents required by this transaction.

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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 2

      4. Confirmation of Liens. Borrowers as joint and several obligors hereby grant, confirm, renew, affirm and restate to Lender the security interests, liens, and rights of any kind or nature granted Lender in the Telenational Documents, as amended in the Loan Documents, to secure payment of the Note. Borrowers and Telenational confirm that this modification of the Telenational Documents shall in no manner affect or impair any of the liens, security interests or rights securing payment of the Note as to the Collateral, as that term is defined in the Pledge Agreement. Borrowers confirm that the liens, security interests and rights of Lender under the Loan Documents are valid and subsisting liens, security interests and rights against the properties described therein. Borrowers confirm that Lender is not waiving any rights or remedies it had under the Original Note and the Telenational Documents, unless specifically set forth herein, that such rights are not impaired, and that the purpose of this instrument being in part, to renew, carry forward, and extend all such rights, as modified and improved herein and in the other Loan Documents. Lender shall have the right to exercise all rights and remedies of Lender under the Loan Documents and under applicable law upon the occurrence of any default or event of default under any of the Loan Documents and under any and all existing or future amendments or modifications to any of the Loan Documents or to the terms thereof. Because Lender hereby agrees to release its security interest in the Pledged Securities, as that term is defined in the Telenational Pledge Agreement, this provision shall not apply to the Pledged Securities. This release of security interest in the Pledged Securities shall be effective upon the reduction of principal balance of the Note to the sum of $500,000. When such release is effective, Lender shall, within twenty-four (24) hours deliver the Certificate representing such Pledged Securities with Federal Express or United Postal Service for delivery to Telenational at the address specified in paragraph 27 herein.

      5. Representations, Warranties, Covenants and Agreements of Borrowers and Telenational. Borrowers and Telenational represent, warrant and covenant to Lender as follows: (a) the information set forth in the recitals of this Agreement are true and correct in all respects; (b) the representations and warranties of Borrowers and Telenational as set forth in the Loan Documents are true and correct as of the date hereof; (c) Borrowers and Telenational hereby confirm all covenants, obligations and duties of Borrowers and Telenational under the Loan Documents, and (d) Telenational is the owner of the Collateral, as that term is defined in the Pledge Agreement, and that Telenational has not mortgaged, transferred, assigned or pledged any interest in the Collateral except to Lender pursuant to the Loan Documents, unless otherwise designated in the Loan Documents; (e) TCI, at the time of the execution of the Pledge Agreement and on the Closing Date, as that term is defined herein, shall be the owner of the Collateral, as that term is defined in the Pledge Agreement, subject to the lien of Lender, and has not and will not mortgage, transfer, assign or pledge any interest in the Collateral, except to Lender pursuant to the Loan Documents.

      6.    Additional   Representations   and  Warranties  of   Telenational.
Telenational represents and warrants to the Lender as follows:

            (a)  Organization,   Standing,   etc.   Telenational  is  a  limited
partnership duly organized, validly existing and in good standing under the laws

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                       LOAN MODIFICATION AGREEMENT, PAGE 3
of the State of Nebraska and has all requisite power and authority to own its assets and carry on its business as presently conducted. IMTS, Inc., general partner of Telenational, is a corporation duly organized, validly existing and in good standing under the laws of the State of Nebraska and has requisite power and authority to own its assets and carry on its business as presently conducted. Telenational has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under the Loan Documents, and (ii) execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with the Loan Documents.

            (b) Authorization and Execution. The execution, delivery and performance by Telenational of the Loan Documents have been duly and validly authorized and Telenational has the corporate power and authority to execute, deliver and perform the Loan Documents. The Loan Documents have been duly executed and delivered by Telenational and constitute a valid and binding agreement of Telenational.

            (c) Contravention.  The execution,  delivery and performance of this
Agreement and the consummation of the transactions contemplated hereby do not contravene or constitute a default under or violate (i) any provision of applicable  law or  regulation  the  violation  of which  would  have a material adverse effect on Telenational or on the Loan Documents, (ii) the Articles of Incorporation or Bylaws of Telenational or IMTS, Inc., or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon Telenational or any of its assets or properties, the violation of which would have a material adverse effect on Telenational result in the creation or imposition of any lien on any asset of Telenational or, on the Loan Documents.

            (d) Litigation, Proceedings, Defaults. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Telenational threatened against or affecting, Telenational or its respective assets before or by any court or arbitrator or any governmental body, agency, department, instrumentality or official. Telenational is not in violation their respective Articles of Incorporation or Bylaws, and Telenational is not in violation of, or in default under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon Borrowers which violation or default (i) would effect the validity of this Agreement, the Note, the Pledge Agreement or any other document or agreement executed or to be executed by Telenational pursuant hereto or in connection herewith, or (ii) would impair the ability of Telenational to perform in any material respect the obligations which it has under the Loan Documents, or any such other document or agreement.

            (e) Governmental Regulation. Except as required pursuant to the Securities Act of 1933, as amended (the "Act") and State securities laws, Telenational is not subject to any Federal or State law or regulation limiting its ability to execute or issue the Loan Documents.

            (f) Ownership of Property. Telenational has good record title in fee simple to, or valid and subsisting leasehold interests in, all its real property, and good title to all its other property, including the Collateral, as that term is defined in the Pledge Agreement, in each case which is necessary or useful in the conduct of its business. Each lease agreement under which Telenational holds an interest in leased property is in full force and effect.

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                       LOAN MODIFICATION AGREEMENT, PAGE 4

            (g) Documentation; No Material Misstatements. All of the necessary documents related to the consummation of this transaction have been provided by Telenational to the Lender and are true, correct and complete in all material respects, and no written representation, warranty or statement made by Telenational in or pursuant to this Agreement contains or will contain, when made, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make such representation, warranty or statement not misleading to a prospective purchaser of securities from Telenational, who is seeking full information with respect to Telenational.

      7.    Additional    Representations   and   Warranties   of   TCI.   TCI
represents and warrants to the Lender as follows:

            (a) Organization, Standing, etc. TCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its assets and carry on its business as presently conducted. TCI has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under the Loan Documents, and (ii) execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with the Loan Documents.

            (b) Authorization and Execution. The execution, delivery and performance by TCI of the Loan Documents hereunder have been duly and validly authorized and TCI has the corporate power and authority to execute, deliver and perform this Agreement and execute the Loan Documents. The Loan Documents have been duly executed and delivered by TCI and constitute a valid and binding agreement of TCI.

            (c) Contravention. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not contravene or constitute a default under or violate (i) any provision of applicable law or regulation the violation of which would have a material adverse effect on TCI or on the Loan Documents, (ii) the Certificate of Incorporation or Bylaws of TCI, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon TCI or any of its assets or properties, the violation of which would have a material adverse effect on TCI or result in the creation or imposition of any lien on any asset of TCI, or on the Loan Documents.

            (d) Litigation, Proceedings, Defaults. There is no action, suit, investigation or proceeding pending against, or to the knowledge of TCI threatened against or affecting, TCI or its assets before or by any court or arbitrator or any governmental body, agency, department, instrumentality or official. TCI is not in violation its Certificate of Incorporation or Bylaws, and TCI is not in violation of, or in default under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon TCI which violation or default (i) would effect the validity of this Agreement, the Note, the Pledge Agreement or any other document or agreement executed or to be executed by TCI pursuant hereto or in connection herewith, or (ii) would impair the ability of TCI to perform in

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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 5
any material respect the obligations which it has under the Loan Documents or any such other document or agreement.

            (e) Governmental Regulation. Except as required pursuant to the Securities Act of 1933, as amended (the "Act") and State securities laws, TCI is not subject to any Federal or State law or regulation limiting its ability to execute or issue the Loan Documents.

            (f) Ownership of Property. On the Closing Date and at the time of execution of the Loan Documents, TCI will have good record title in fee simple to, or valid and subsisting leasehold interests in, all its real property, and good title to all its other property, including that which in each case which is necessary or useful in the conduct of its business and including the Collateral, as that term is defined in the Pledge Agreement. Each lease agreement under which TCI holds an interest in leased property is in full force and effect.

            (g) Documentation; No Material Misstatements. All of the necessary documents related to the consummation of this transaction have been provided by TCI to the Lender and are true, correct and complete in all material respects, and no written representation, warranty or statement made by TCI in or pursuant to this Agreement contains or will contain, when made, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make such representation, warranty or statement not misleading to a prospective purchaser of securities from TCI, who is seeking full information with respect to TCI.

      8.    Additional    Representations   and   Warranties   of   WorldPort.
WorldPort represents and warrants to the Lender as follows:

            (a) Organization, Standing, etc. WorldPort is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has requisite power and authority to own its assets and carry on its business as presently conducted. WorldPort has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under the Loan Documents, and (ii) execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with the Loan Documents.

            (b) Authorization and Execution;. The execution, delivery and performance by WorldPort of the Loan Documents hereunder has been duly and validly authorized and WorldPort has the corporate power and authority to execute, deliver and perform under the Loan Documents. The Loan Documents have been duly executed and delivered by WorldPort and constitute a valid and binding agreement of WorldPort.

            (c) Contravention. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not contravene or constitute a default under or violate (i) any provision of applicable law or regulation the violation of which would have a material adverse effect on WorldPort or on the Loan Documents , (ii) the Certificate of Incorporation or Bylaws of WorldPort, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon WorldPort or any of its assets or properties, the violation of which would have a material adverse effect on WorldPort or result in the creation or imposition of any lien on any

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

asset of WorldPort, on the Loan Documents.

            (d) Litigation,  Proceedings,  Defaults.  There is no action,  suit, investigation or proceeding pending against, or to the knowledge of WorldPort threatened against or affecting, WORLDPORT or its respective assets before or by any court or arbitrator or any governmental body, agency, department, instrumentality or official. Worldport is not in violation of its Certificate of Incorporation or Bylaws, and WorldPort is not in violation of, or in default under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon WorldPort which violation or default (i) would effect the validity of this Agreement, the Note, the Pledge Agreement or any other document or agreement executed or to be executed by WorldPort pursuant hereto or in connection herewith, or (ii) would impair the ability of WorldPort to perform in any material respect the obligations which it has under the Loan Documents or any such other document or agreement.

            (e) Governmental Regulation. Except as required pursuant to the Securities Act of 1933, as amended (the "Act") and State securities laws, WorldPort is not subject to any Federal or State law or regulation limiting its ability to execute or issue the Loan Documents.

            (f) Ownership of Property. WorldPort has good record title in fee simple to, or valid and subsisting leasehold interests in, all its real property, and good title to all its other property, in each case which is necessary or useful in the conduct of its business. Each lease agreement under which WorldPort holds an interest in leased property is in full force and effect.

            (g) Documentation; No Material Misstatements. All of the necessary documents related to the consummation of this transaction have been provided by WorldPort to the Lender and are true, correct and complete in all material respects, and no written representation, warranty or statement made by WorldPort in or pursuant to this Agreement contains or will contain, when made, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make such representation, warranty or statement not misleading to a prospective purchaser of securities from WorldPort, who is seeking full information with respect to WorldPort.

      9. Representations and Warranties of Lender. The Lender represents and warrants to Borrowers as follows:

            (a) Authorization and Execution. The Lender has full legal right, power, and authority (including the due authorization by all necessary partnership action) to enter into this Agreement and to perform the Lender's obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with the terms hereof.

            (b) Risk of Loss. The Lender is in a financial position to hold the Note until maturity and is able to bear the economic risk and withstand a complete loss of investment in the Note.

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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 7

            (c) Experience. The Lender has such knowledge and experience in financial and business matters that the Lender is capable of evaluating the merits and risks of the investment in the Note and has the net worth to undertake such risks.

            (d) Advice. The Lender has obtained, to the extent the Lender has deemed necessary, the Lender's own professional advice with respect to the risks inherent in the investment in the Note, and the suitability of the investment in the Note in light of the Lender's financial condition and investment needs.

            (e) Suitable Investment. The Lender believes that the investment in the Note is suitable for the Lender based upon the Lender's investment objectives and financial needs, and the Lender has adequate means for providing for the Lender's current financial needs and has no need for liquidity of investment with respect to the Note.

            (f) Risk Factors.  The Lender  realizes that (i) the purchase of the
Note is a long term investment; (ii) the Lender must bear the economic risk of investment until the Note matures and because the Note has not been registered under the Act, the Note cannot be sold unless each is subsequently registered under the Act or an exemption from such registration is available; and (iii) there is presently no public market for the Note and the Lender may not be able to liquidate the Lender's investment in the event of an emergency or pledge the Note as collateral security for loans.

            (g) Own Account. The Lender acknowledges that the Note is being purchased for the Lender's own account and for investment and without the intention of reselling or redistributing the same, and that the Lender made no agreement with others regarding any of such Note.

            (h) No Agreements. The Lender has no agreements (written or oral), arrangements, understandings or commitments with any other investor subscribing for Note.

            (i)   Accredited   Investor.   The   Lender   is  an   "accredited
investor" as defined under Regulation D under the Act.

            (j) Entity Representations. The Lender was not organized for the specific purpose of acquiring the Note and has total assets in excess of $5,000,000.

      10. Securities Laws Restrictions. The Lender acknowledges the Note will not be sold or assigned unless the Lender shall have obtained (i) an opinion of counsel satisfactory to the Borrowers that such proposed disposition or transfer lawfully may be made without the registration of such Note pursuant to the Act and applicable state securities laws, or (ii) such registration.

      11. Legend on Note. The Lender acknowledges that the Note will each bear a legend conspicuously endorsed reading substantially as follows:

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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 8

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE THEREFORE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR OTHERWISE DISTRIBUTED FOR VALUE IN THE ABSENCE OF (i) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE MAKER THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR OTHER DISTRIBUTION IS EXEMPT FROM (OR NOT OTHERWISE SUBJECT TO) THE REGISTRATION (OR QUALIFICATION) AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR LAWS, OR (ii) SUCH REGISTRATION OR QUALIFICATION.

      12.   Release  of  Lender.   Each  of  the  Borrowers  and   Telenational,
respectively, on behalf of itself and its respective partners (limited and general) and the officers, directors, managers, partners, employees, agents, attorneys, representatives and affiliates, and respective heirs, successors and assigns each (collectively, the "Releasing Parties"), hereby release and forever discharge Lender and its predecessors, successors, assigns, officers, directors, managers, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries and affiliates and partners (limited and general) (collectively, the "Released Parties") from, and waive and relinquish, any and all actions, causes of action, suits, debts, controversies, agreements, promises, rights, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law, equity or otherwise, by reason of, arising from or in connection with, or directly or indirectly attributable to, the Original Note, the Telenational Documents, the Collateral, the Pledged Securities, the Loan Documents, or the administration or enforcement thereof, the negotiation, execution, and delivery of the Loan Documents, or any course of dealing between any of the Released Parties and any of the Releasing Parties, in connection therewith from the beginning of time through the date of actual execution hereof. It is expressly understood and agreed that the terms hereof are contractual and that the release given hereby shall not be construed as an admission of liability, any liability being expressly denied on behalf of any and all Released Parties.

      13. No Release By Lender. Lender is not releasing any claims of any kind or nature in entering into this Agreement, including any claims arising pursuant to the terms of the Telenational Note, unless specifically set forth herein, and other than the release of its security interest in the Pledged Securities, pursuant to the terms hereof.

      14. Claim Preserved. Neither the execution of the Telenational Documents nor the Loan Documents, nor the acceptance by Lender of the pledge of the Pledged Securities pursuant to the Telenational Pledge Agreement nor the release of such pledge of the Pledged Securities pursuant to the terms hereof shall be deemed a waiver of rights, claims or causes of action of any kind or nature which the Lender may have related to the Pledged Securities or the underlying transaction pursuant to which Telenational acquired the Pledged Securities. This provision does not create any rights of action or claims which Lender does not otherwise have.

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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 9

      15. Representations and Warranties True at the Closing Date. The representations and warranties of each party hereto contained in this Agreement shall be deemed to have been made again at and as of the Closing Date as that term is defined herein, and shall then be true and correct. At the Closing, each party shall have delivered to all other parties a certificate, signed by an executive officer and dated the Closing Date, to the foregoing effect.

      16. Closing. The closing shall take place in the offices of Baird Holm, Woodmen Tower, 1700 Farnam, 16th Floor, Omaha, Nebraska, 68102 on June 20, 1997 (the "Closing Date") at 1:00 p.m. o'clock Central Standard Time.

      17. Special Notices to Borrowers. THIS LOAN IS DUE IN FULL ON JANUARY 1, 1998. AT MATURITY, YOU MUST PAY THE ENTIRE UNPAID PRINCIPAL BALANCE OF THE LOAN AND ACCRUED UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER WILLING TO LEND THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE INTEREST RATE ON THIS LOAN. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

      18. Costs and Expenses. Borrowers agree to pay all costs and expenses incurred by Lender in connection with the execution and consummation of this Agreement, including, without limitation, all recording costs of documents evidencing the continuation of the lien granted Lender in the Collateral, and the fees and expenses of Lender's counsel in the sum of $22,800.00, which sum shall be paid on the Closing Date.

      19. Continued Effect. Except to the extent amended hereby or in connection herewith, all terms, provisions, and conditions of the Loan Documents shall remain enforceable and binding in accordance with their respective terms.

      20. Governing Law. The terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Texas.

      21. Further Amendments. All of the terms and provisions of the Loan Documents are hereby amended and modified whereby necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

      22. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and each of the parties hereto hereby represents, warrants, and covenants to the other that the persons executing this Agreement on behalf of such party have full authority, power, and authorization to execute such document and to bind its principal.

      23.   Entire  Agreement.  This  Agreement  supersedes all prior oral and
--------------------------------------------------------------------------------
                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 10
written agreements and understandings of the parties hereto with respect to the subject matter hereof.

      24. Headings. The headings of the sections and subsections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

      25. Waivers. The failure of any party to act to enforce rights hereunder shall not be deemed a waiver and shall not preclude enforcement of any rights hereunder. No waiver of any term or provision of this Agreement on the part of a party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

      26. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the terms hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

      27. Notices. Any request, demand, authorization, direction, notice, consent, waiver, instruction, document or other communication provided or permitted by this Agreement to be made upon, given or furnished to, or filed shall be sufficient for every purpose hereunder if in writing and mailed, registered or certified mail, postage prepaid or delivered by facsimile or telecopier (if confirmed), as follows:

                        If to Telenational, to:

                        Telenational Communications Limited Partnership 7300 Woolworth Ave.
                        Omaha, Nebraska 68124
                        Attn:   Bruce Burton

                        With copies to:

                        Baird & Holm
                        Woodman Tower
                        1700 Farnam, 16th Floor
                        Omaha, Nebraska 68102
                        Attn:   Rick Putnam, Esq.

                          If to WorldPort and TCI, to:

--------------------------------------------------------------------------------
                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 11

                        WorldPort Communications, Inc.
                        9601 Katy Freeway,
                        Suite 200
                        Houston, Texas 77024
                        Attn: John Dalton

                        With copies to:

                        Snell & Wilmer, L.L.P.
                        111 East Broadway
                        Suite 900
                        Salt Lake City, Utah 84111-1004
                        Attn: William C. Gibbs


                        If to Value Partners, to:

                        Value Partners, Ltd.
                        2200 Ross Ave.
                        Suite 4660 W
                        Dallas, Texas 75201-2790
                        Attn: Timothy Ewing

                        With copies to:

                        Bergman, Yonks, Stein & Bird L.L.P.
                        4514 Travis Street
                        Travis Walk, Suite 300
                        Dallas, Texas 75205
                        Attn: Jack R. Bird, Esq.

      28. Attorney's Fees. In the event attorneys' fees or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein to the extent allowed by applicable law.

      29. Further Assurances. Each party hereto agrees to execute any and all documents, and to perform such other acts, whether before or after closing, that may be reasonably necessary or expedient to further the purposes of this Agreement or to further assure the benefits intended to be conferred hereby.


      30. Binding Effect.  This Agreement shall be binding upon and inure to the

--------------------------------------------------------------------------------
                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 12
benefit of the respective heirs, successors and assigns of the parties hereto, and each of the parties hereto hereby represents, warrants, and covenants to the other that the persons executing this Agreement on behalf of such party have full authority, power, and authorization to execute such document and to bind its principal.

      31. NOTICE OF INVALIDITY OF ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, THE LOAN DOCUMENTS, AND ALL EXHIBITS HERETO REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      32. Usury. All agreements between Borrowers and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the Final Maturity Date, as that term is defined in the Note, or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum amount permissible under the laws of the State of Texas (hereinafter the "Applicable Law"). If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum amount permissible under the Applicable Law, the interest payable to Lender shall be reduced to the maximum amount permissible under the Applicable Law, and if from any circumstance Lender shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrowers. All interest paid or agreed to be paid to Lender shall, to the extent permitted by the Applicable Law, be amortized, prorated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law. Lender expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law.

      33. Counterparts. This Agreement may be executed in separate or multiple counterparts by the parties, and all of such counterparts shall be considered as one and the same instrument notwithstanding the fact that various counterparts are signed by only one or more of the parties, and all of such Agreements shall be deemed but one and the same Agreement.

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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 13

      EXECUTED as of the date first above written.

                                    LENDER:

                                    VALUE PARTNERS, LTD.

                                    By: Fisher Ewing Partners,
                                    a Texas general partnership

                                    General Partner


                                    By:   /s/Timothy Ewing
                                        -------------------------------
                                          Timothy Ewing
                                    Its:  General Partner




                                    BORROWERS:

                                    TELENATIONAL COMMUNICATIONS, INC.

                                    By:  /s/John Dalton
                                         ------------------------------
                                    Its: President & C.E.O.
                                         ------------------------------

                                    WORLDPORT COMMUNICATIONS, INC.


                                    By:  /s/John Dlaton
                                         ------------------------------

                                    Its: President & C.E.O.
                                         ------------------------------

--------------------------------------------------------------------------------
                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 14

                                    OTHER PARTY:

                                    TELENATIONAL COMMUNICATIONS
                                    LIMITED PARTNERSHIP

                                    By:     IMTS, Inc.
                                         -------------------------------
                                          General Partner



                                    By:  /s/Edmund Blankenau
                                         -------------------------------

                                    Its: President
                                         -------------------------------











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                                  FIRST AMENDED
                       LOAN MODIFICATION AGREEMENT, PAGE 15